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RYDEX DYNAMIC FUNDS

Supplement dated May 30, 2018 to the currently effective Class A and Class C Shares Prospectus (the “Prospectus”).

This supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with the Prospectus.

Effective August 10, 2018, Class C shares of each series of Rydex Dynamic Funds (each, a “Fund” and collectively, the “Funds”) will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. Therefore, effective August 10, 2018, under the heading “Buying, Selling and Exchanging Fund Shares” the following is added as the sixth full paragraph:

Class C shares of each Fund will automatically convert to Class A shares of the same Fund on or about the 10th day of the month following the 10-year anniversary date of the purchase of the Class C shares. This conversion will be executed without any sales charge, fee or other charge. After the conversion is completed, the shares will be subject to all features and expenses of Class A shares, as described in this Prospectus. For shareholders invested in Class C shares of a Fund through a financial intermediary, it is the responsibility of the financial intermediary to maintain records necessary to verify, and ensure that the shareholder is credited with, the proper holding period for Class C shares. Please consult your financial intermediary for more information. Although the Funds expect that a conversion between share classes of the same Fund should not result in the recognition of a gain or loss for tax purposes, you should consult your tax adviser with respect to the tax treatment of your investment in a Fund.

Please retain this supplement for future reference.

RDX-DYN-SUP-0518x0818